Exhibit 32.2
CERTIFICATION BY CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
    In connection with the quarterly report of Tellurian Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kian Granmayeh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2020

/s/ Kian Granmayeh
Kian Granmayeh
Executive Vice President & Chief Financial Officer
(as Principal Financial Officer)
Tellurian Inc.